HOOPER HOLMES, INC.
KEY EMPLOYEE RETENTION INCENTIVE PLAN
NOTICE AGREEMENT
THIS NOTICE AGREEMENT (THIS “AGREEMENT”), made effective as of _________ ___, 2018 (the “Grant Date”), is by and between Hooper Holmes, Inc. (the “Company”) and _______________________ (the “Participant”).
WHEREAS, the Company has established the Hooper Holmes, Inc. Key Employee Retention Incentive Plan (the “Plan”) for the purposes specified in the Plan.
WHEREAS, all capitalized terms used in this Agreement and not defined herein shall have the meaning given in the Plan.
NOW, THEREFORE, in consideration of the premises, the Company and the Participant hereby agree as follows:

1.
Bonus. This Award entitles the Participant to receive a Bonus in cash from the Company upon the occurrence of the first Payment Event following the Grant Date, subject to the conditions set forth in Section 2 and the Plan. The applicable performance goals and the amount of any such Bonus shall be determined as set forth in Annex A-1 hereto. This Award is a matter of separate agreement and not in lieu of salary or any other compensation for services.

2.
Conditions. To receive any Bonus hereunder, the Participant must, from the Grant Date until the earlier of the occurrence of a Payment Event or the Expiration Date, affirmatively and continuously assist the Board and the Company, and their financial advisors and affiliates, in and through the successful completion of a Payment Event.

3.	Payment of Bonus. Any Bonus earned hereunder will be paid on or within 10 business days after the occurrence of the Payment Event

4.
Plan Incorporated by Reference. It is understood that additional terms and conditions of the Award are set forth in the Plan. The Plan is incorporated herein by reference and is made part of this Agreement as if fully set forth. The Plan document shall control in the event there is any conflict either between the Plan and this Agreement or as to any matters not contained in this Agreement.

5.	Nontransferability. The Participant may not transfer the Award other than by will or the laws of descent and distribution, and may not otherwise assign or encumber the Award.

6.	Not an Employment Contract. Neither this Agreement nor participation in the Plan shall be construed as creating an agreement as to continued employment with the Company or any of its Affiliates.

PARTICIPANT	HOOPER HOLMES, INC.

By:___________________________________
Name:________________________________	Name:_____________________________ Title:______________________________

Date:_________________________________	Date:_________________________________

Annex A-1

[Performance Contingency]
[Distribution Portion]	[_________]